Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2022
Earnings / (Loss) per Share
Earnings / (Loss) per Share

7.Earnings / (Loss) per Share

All common stock issued (including any restricted shares issued under the Company’s equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions as set forth in the respective stock award agreements, as applicable. Furthermore, Class A warrants are entitled to receive dividends which are not refundable, and therefore are considered participating securities for basic earnings per share calculation purposes. Class A warrants do not participate in losses. For the year ended December 31, 2022, the Company declared and paid aggregate cash dividends to its common and Class A warrants’ holders of $2,089 and $1,012, respectively. No dividends were declared to Company’s common holders during the period from inception (April 15, 2021) through December 31, 2021.

For the year ended December 31, 2022, the calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. The dilutive effect of share-based compensation arrangements (following assumed conversion of Series C and Series D preferred stock to common under the “if converted method”) and Class A warrants is computed using the treasury stock method, which assumes that the “proceeds” upon exercise of these awards or warrants are used to purchase common shares at the average market price for the period. The dilutive effect from conversion of outstanding Series C and Series D preferred stock is calculated with the “if converted” method, to the extent that such conversion would not result in beneficial ownership by the preferred stockholders of more than 49% of the total outstanding common shares of the Company, as described in Note 6 above. Incremental shares are the number of shares assumed issued under the i) treasury stock method and the ii) “if converted” method weighted for the periods the non-vested shares, warrants and convertible preferred stock were outstanding. No incremental shares were calculated from the application of the treasury stock method for i) the Class A warrants and ii) the share-based compensation arrangements (following assumed conversion of Series C Preferred Stock to common under the “if converted method”) and the “if converted” method for the Series C and Series D preferred stock as the Company incurred losses for the year ended December 31, 2022, and the effect of such shares was anti-dilutive. For the period from inception date (April 15, 2021) through December 31, 2021,the computation of diluted earnings per share reflects the potential dilution from conversion of the outstanding Series C Preferred Stock calculated with the “if converted” method described above and resulted in 345,545 shares.

Also, loss attributable to common equity holders is adjusted by the amount of dividends declared and/or accrued on Series C and D preferred stock and dividends on Class A warrants as follows:

		From
	December 31,	April 15, 2021 through
	2022	December 31, 2021
Net (loss)/income	$(326)	$134
Less deemed dividend on Series D Preferred Stock upon redemption for issuance of common stock	(134)	—
Less dividends on Series C Preferred Stock	(950)	(69)
Less dividends on Series D Preferred Stock	(252)	—
Less dividends on Class A warrants	(1,012)	—
Net (loss)/earnings attributed to common stockholders	$(2,674)	$65

Weighted average number of common stock, basic	3,113,108	882,024
Effect of dilutive shares	—	345,545
Weighted average number of common stock, diluted	3,113,108	1,227,569

(Loss)/Earnings per share, basic	$(0.86)	$0.07
(Loss)/Earnings per share, diluted	$(0.86)	$0.05